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                                                              EXHIBIT 99.5

                                 CONSENT

  I hereby consent to the reference to my designation as a person to be elected to the board of directors of The Rouse Company ("Rouse") in Rouse's Registration Statement on Form S-4 (file No. 333-1693).

                                               /s/ William R. Lummis
                                          -------------------------------------

                                                 WILLIAM R. LUMMIS

Houston, Texas

April 22, 1996